Exhibit 99.1

Contacts:
Bill Slater	Deborah Stapleton
Chief Financial Officer	Stapleton Communications Inc.
(408) 428-7801	(650) 470-0200
bslater@symmetricom.com	deb@stapleton.com

Symmetricom Reports  Second Quarter FY2007 Financial Results

San Jose, Calif. — Feb. 1, 2007 — Symmetricom, Inc. (NASDAQ:SYMM), a leading worldwide supplier of network synchronization and timing solutions, today reported financial results for its fiscal 2007 second quarter ended Dec. 31, 2006.

Fiscal second quarter revenue was a record $54.6 million, an increase of $3.6 million, or 7.0 percent over first fiscal quarter revenue of $51.1 million, and an increase of $6.7 million, or 14.1 percent over revenue of $47.9 million in the second quarter of the prior year. For the six-month period ended Dec. 31, 2006, revenue was $105.7 million, an increase of $13.5 million or 14.7 percent over revenue of $92.2 million in the same period of the prior year.

Net earnings in the fiscal second quarter were $3.6 million or $0.08 per share on a fully diluted basis, compared with prior quarter net earnings of $3.8 million or $0.08 per share. In the second fiscal quarter a year ago, net earnings were $2.7 million or $0.06 per share on a fully diluted basis. For the six-month period ended Dec. 31, 2006, net earnings from continuing operations were $7.4 million or $0.16 per share on a fully diluted basis, compared with $4.0 million or $0.09 per share in the same period of the prior year.

Non-GAAP net earnings, which exclude certain items related to non-cash compensation, amortization of acquired intangibles and other non-recurring charges, were $5.8 million, or $0.12 per share on a fully diluted basis, compared with prior quarter non-GAAP net earnings of $5.1 million or $0.11 per share, and non-GAAP net earnings of $4.4 million or $0.09 per share in the second quarter a year ago.  For the six-month period ended Dec. 31, 2006, non-GAAP net earnings were $10.8 million or $0.23 per share on a fully diluted basis, compared with non-GAAP net earnings from continuing operations for the same period of the prior year of $7.7 million or $0.16 per share.

Telecom Solutions Division revenue, excluding the “other revenue” component, was $32.8 million in the quarter, an increase of $0.7 million or 2.2 percent, compared with prior quarter revenue of $32.1 million, and an increase of $4.9 million or 17.5 percent over the $27.9 million in revenue reported in the prior year period. Revenue for the six-month period ended Dec. 31, 2006, was $64.9 million, an increase of $8.9 million or 15.9 percent over revenue of $56.0 million in the same period of the prior year.

- more -

Timing, Test & Measurement Division revenue in the quarter was $19.0 million, an increase of $3.8 million or 25.1 percent over first quarter revenue of $15.2 million, and an increase of $1.6 million or 9.3 percent over revenue of $17.4 million in the same period of the prior year. Revenue for the six-month period ended Dec. 31, 2006, was $34.1 million, an increase of $2.3 million or 7.3 percent over revenue of $31.8 million in the same period of the prior year.

The “other revenue” component, which primarily consists of manufacturing performed for third parties, was $2.9 million in the fiscal 2007 second quarter, a decrease of $0.9 million from the $3.8 million the company reported in the previous quarter, and an increase of $0.3 million from the $2.6 million reported in the same quarter last year.  Revenue for the six-month period ended Dec. 31, 2006, was $6.7 million, an increase of $2.4 million over the $4.4 million reported in the same period last year. As previously announced in its Form 8K filing on April 28, 2006, the company anticipates exiting this “other revenue” business in the second half of fiscal 2007.

Recent Highlights

•                  Achieved record revenues of $54.6 million in the fiscal second quarter

•                  Acquired Timing Solutions Corp. on Oct. 2, 2006 and QoSmetrics S.A. on Jan.2, 2007

•                  First trials begun with select wireless equipment manufacturers on the use of IEEE 1588 protocol in next generation networks

•                  Verizon continued its upgrade program and represented 16 percent of total revenues in the fiscal second quarter

•                  We have begun to receive initial orders from cable equipment manufacturers for TimeCreator 1000 for use in lab testing of modular CMTS products

Outlook for Q3 FY07

Symmetricom expects third quarter FY07 revenue to be in the range of $50.0 million to $55.0 million.  GAAP earnings are expected to be between $0.01 and $0.05 per share on a fully diluted basis excluding any QoSmetrics related in-process research and development charges which will be determined upon completion of the acquisition valuation.  Non-GAAP earnings are expected to be between $0.06 and $0.10 per share on a fully diluted basis.

Investor Conference Call

Management will hold a conference call to discuss these results today, Feb. 1 at 1:30 p.m. Pacific time.  Those wishing to join should dial 210-234-0003 and reference the passcode “Symmetricom.”  A live webcast of the conference call will also be available via the company’s web site at www.symmetricom.com.  A replay of the call will be available until Feb. 8 at 11:59 p.m. Pacific time.  To access the replay, please dial 203-369-3416.

About Symmetricom, Inc.

As a worldwide leader in precise time and frequency products and services, Symmetricom provides ‘Perfect Timing’ to customers around the world. Since 1985, the company’s solutions have helped define the world’s time and frequency standards, delivering precision, reliability and efficiency to wireline and wireless networks, instrumentation and testing applications and network time management. Deployed in more than 90 countries, the company’s synchronization solutions include primary reference sources, building integrated timing supplies (BITS), GPS timing receivers, time and frequency distribution systems, network time servers and ruggedized oscillators. Symmetricom also incorporates technologies including Universal Timing Interface (UTI), Network Time Protocol (NTP), Precision Time Protocol (IEEE 1588), and others supporting the world’s migration to Next-Generation-Networks (NGN). Symmetricom is based in San Jose, Calif., with offices worldwide. For more information, visit http://www.symmetricom.com.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the non-GAAP Statements of Operations, Symmetricom excludes certain items related to non-cash compensation, amortization of acquired intangibles, impairment of goodwill and other intangibles, integration and restructuring charges and unusual and non-recurring items. Symmetricom believes that excluding such items provides investors and management with a representation of the company’s core operating performance and with information useful in assessing our prospects for the future and underlying trends in Symmetricom’s operating performance.  Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information is not determined using GAAP and should not be considered superior to or as a substitute for data prepared in accordance with GAAP.  A reconciliation of the non-GAAP results to the GAAP results is provided in the “Consolidated Statements of Operations (non-GAAP)” schedule provided in the press release.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning estimates of future revenue and earnings, changes in anticipated customer demand for next-generation sync network products to replace legacy products, as well as the information regarding the usefulness of the non-GAAP financial information. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: reduced rates of demand for telecommunication products or test and measurement products, our customers’ ability and need to upgrade existing equipment, our ability to negotiate contracts with our customers, our ability to maintain gross margins, timing of orders, cancellation or delay of customer orders, loss of customers, difficulties in manufacturing products to specification or customer volume requirements, challenges in integrating businesses, customer acceptance of new products, geopolitical risks such as terrorist acts and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the report on Form 10-K for the year ended June 30, 2006, and subsequent filings with the SEC. Forward-looking statements are made as of the date of this press release and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

Note: Financial schedules attached.

SYMMETRICOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended December 31,		Six months ended December 31,
	2006	2005	2006	2005

Net revenue:
Products	$49,111	$44,727	$97,350	$86,344
Services	5,538	3,182	8,374	5,832
Total net revenue	54,649	47,909	105,724	92,176
Cost of products and services:
Products	27,209	23,363	53,150	44,468
Services	3,190	1,656	4,737	3,186
Total cost of products and services	30,399	25,019	57,887	47,654
Amortization of purchased technology	835	960	1,575	2,075
Integration and restructuring charges	78	217	78	343
Gross Profit	23,337	21,713	46,184	42,104
Gross Margin	42.7%	45.3%	43.7%	45.7%
Operating Expenses:
Research and development	4,941	4,578	9,714	8,853
Selling, general and administrative	13,937	13,882	27,285	28,339
Acquired in-process research and development	518	—	518	—
Amortization of intangibles	143	119	262	287
Operating income	3,798	3,134	8,405	4,625
Interest income	2,396	1,756	4,763	3,311
Interest expense	(1,214)	(1,253)	(2,434)	(2,491)
Earnings before income taxes	4,980	3,637	10,734	5,445
Income tax provision	1,368	982	3,326	1,417
Net earnings	$3,612	$2,655	$7,408	$4,028

Earnings per share - basic:
Net earnings	$0.08	$0.06	$0.16	$0.09
Weighted average shares outstanding - basic	45,552	46,092	45,546	46,130

Earnings per share - diluted:
Net earnings	$0.08	$0.06	$0.16	$0.09
Weighted average shares outstanding - diluted	46,503	46,884	46,374	47,044

SYMMETRICOM, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS  (non-GAAP)
(In thousands, except per share amounts)
(unaudited)

	Three months ended December 31,		Six months ended December 31,
	2006	2005	2006	2005

Net revenue:
Products	$49,111	$44,727	$97,350	$86,344
Services	5,538	3,182	8,374	5,832
Total net revenue	54,649	47,909	105,724	92,176
Cost of products and services:
Products	26,942	23,241	52,725	44,203
Services	3,159	1,647	4,699	3,167
Total cost of products and services	30,101	24,888	57,424	47,370
Gross Profit	24,548	23,021	48,300	44,806
Gross Margin	44.9%	48.1%	45.7%	48.6%
Operating Expenses:
Research and development	4,752	4,465	9,428	8,619
Selling, general and administrative	13,013	13,071	25,487	26,509
Amortization of intangibles	—	17	—	87
Operating income	6,783	5,468	13,385	9,591
Interest income	2,396	1,756	4,763	3,311
Interest expense	(1,214)	(1,253)	(2,434)	(2,491)
Earnings before income taxes	7,965	5,971	15,714	10,411
Income tax provision	2,189	1,612	4,870	2,708
Net earnings	$5,776	$4,359	$10,844	$7,703

Earnings per share - basic:
Net earnings	$0.13	$0.09	$0.24	$0.17
Weighted average shares outstanding - basic	45,552	46,092	45,546	46,130

Earnings per share - diluted:
Net earnings	$0.12	$0.09	$0.23	$0.16
Weighted average shares outstanding - diluted	46,503	46,884	46,374	47,044

Notes to Consolidated Statements of Operations (000’s) Three Months ended December 31

(a)               The above non-GAAP Statements of Operations exclude the effects of the following:

•                  For the three months ended December 31, 2006, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, HP Communications Synchronization Business, Agilent Technologies’ Frequency and Timing Standards product line and Timing Solutions Corporation, which amounted to $835;

•                  For the three months ended December 31, 2005, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, HP Communications Synchronization Business and Agilent Technologies’ Frequency and Timing Standards product line, which amounted to $960;

•                  For the three months ended December 31, 2006, stock based compensation expense of $1,411 after adopting FAS123R;

•                  For the three months ended December 31, 2005, stock based compensation expense of $1,055 after adopting FAS123R;

•                  For the three months ended December 31, 2006, integration and restructuring charges related to the acquisition of Timing Solutions Corporation of  $78;

•                  For the three months ended December 31, 2005, integration and restructuring charges related to the acquisition of  Agilent Technologies’ Frequency and Timing Standards product line of $217;

•                  For the three months ended December 31, 2006, amortization of other intangibles related to the Datum, TrueTime, Agilent Technologies’ Frequency and Timing Standards product line acquisitions and Timing Solutions Corporation of $143 (from operating expenses);

•                  For the three months ended December 31, 2005, amortization of other intangibles related to the Datum, TrueTime, Telmax and Agilent Technologies’ Frequency and Timing Standards product line acquisitions of $102 (from operating expenses); and

•                  For the three months ended December 31, 2006, a charge of $518 for in-process research and development related to the Timing Solutions Corporation acquisition.

(b)              The above non-GAAP Statements of Operations assume a quarterly effective income tax rate of 27.5% and 27.0% for the three months ended December 31, 2006, and 2005, respectively.

Notes to Consolidated Statements of Operations (000’s) Six Months ended December 31

(c)               The above non-GAAP Statements of Operations exclude the effects of the following:

•                  For the six months ended December 31, 2006, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, HP Communications Synchronization Business, Agilent Technologies’ Frequency and Timing Standards product line and Timing Solutions Corporation, which amounted to $1,575;

•                  For the six months ended December 31, 2005, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, HP Communications Synchronization Business and Agilent Technologies’ Frequency and Timing product line, which amounted to $2,075;

•                  For the six months ended December 31, 2006, stock based compensation expense of $2,547 after adopting FAS123R;

•                  For the six months ended December 31, 2005, stock based compensation expense of $2,348 after adopting FAS123R;

•                  For the six months ended December 31, 2006, integration and restructuring charges related to the acquisition of Timing Solutions Corporation of  $78;

•                  For the six months ended December 31, 2005, integration and restructuring charges related to the acquisition of Agilent Technologies’ Frequency and Timing Standards product line of  $343;

•                  For the six months ended December 31, 2006, amortization of other intangibles related to the Datum, TrueTime, Agilent Technologies’ Frequency and Timing Standards product line and Timing Solutions Corporation acquisitions of $262 (from operating expenses);

•                  For the six months ended December 31, 2005, amortization of other intangibles related to the Datum, TrueTime and Agilent Technologies’ Frequency and Timing Standards product line acquisitions of $200 (from operating expenses); and

•                  For the six months ended December 31, 2006, a charge of $518 for in-process research and development related to the Timing Solutions Corporation acquisition.

(d)              The above non-GAAP Statements of Operations assume an effective income tax rate of  31.0% and 26.0% for the six months ended December 31, 2006, and 2005, respectively

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Three months ended December 31, 2006
	GAAP	Adjustments		Non-GAAP

Net revenue:
Products	$49,111	—		$49,111
Services	5,538	—		5,538
Total net revenue	54,649	—		54,649
Cost of products and services:				—
Products	27,209	(267	)(a)	26,942
Services	3,190	(31	)(a)	3,159
Total cost of products and services	30,399	(298	)(a)	30,101
Amortization of purchased technology	835	(835	)(b)	—
Integration and restructuring charges	78	(78	)(c)	—
Gross Profit	23,337	1,211		24,548
Operating Expenses:
Research and development	4,941	(189	)(a)	4,752
Selling, general and administrative	13,937	(924	)(a)	13,013
Acquired in-process research and development	518	(518	)(d)	—
Amortization of intangibles	143	(143	)(e)	—
Operating income	3,798	2,985		6,783
Interest income	2,396	—		2,396
Interest expense	(1,214)	—		(1,214)
Earnings before income taxes	4,980	2,985		7,965
Income tax provision	1,368	821	(f)	2,189
Net earnings	$3,612	$2,164		$5,776

Earnings per share - basic:
Net earnings	$0.08			$0.13
Weighted average shares outstanding - basic	45,552			45,552

Earnings per share - diluted:
Net earnings	$0.08			$0.12
Weighted average shares outstanding - diluted	46,503			46,503

(a)	The adjustment represents expenses for FAS123R adoption:

Cost of products and services	$298
Research and development	189
Selling, general and administrative	924
Total stock based compensation	$1,411

(b)

The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax, HP Communications and Synchronization Business, the Agilent Technologies' Frequency and Timing Standards product line and Timing Solution Corporation.

(c)	The adjustment represents integration and restructuring charges related primarily to the Timing Solution Corporation acquisition.

(d)	The adjustment is the in-process research and development write-off for the Timing Solution Corporation purchase price allocation.

(e)

The adjustment represents the amortization of other intangibles related to the acquisition of Datum, TrueTime, Telmax, the HP Communications and Synchronization Business, the Agilent Technologies' Frequency and Timing Standards product line and Timing Solution Corporation.

(f)	This adjustment is the tax impact of the above adjustments using the fiscal 2007 quarterly effective tax rate of 27.5%.

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Six months ended December 31, 2006
	GAAP	Adjustments		Non-GAAP

Net revenue:
Products	$97,350	—		$97,350
Services	8,374	—		8,374
Total net revenue	105,724	—		105,724
Cost of products and services:				—
Products	53,150	(425	)(a)	52,725
Services	4,737	(38	)(a)	4,699
Total cost of products and services	57,887	(463	)(a)	57,424
Amortization of purchased technology	1,575	(1,575	)(b)	—
Integration and restructuring charges	78	(78	)(c)	—
Gross Profit	46,184	2,116		48,300
Operating Expenses:
Research and development	9,714	(286	)(a)	9,428
Selling, general and administrative	27,285	(1,798	)(a)	25,487
Acquired in-process research and development	518	(518	)(d)	—
Amortization of intangibles	262	(262	)(e)	—
Operating income	8,405	4,980		13,385
Interest income	4,763	—		4,763
Interest expense	(2,434)	—		(2,434)
Earnings before income taxes	10,734	4,980		15,714
Income tax provision	3,326	1,544	(f)	4,870
Net earnings	$7,408	$3,436		$10,844

Earnings per share - basic:
Net earnings	$0.16			$0.24
Weighted average shares outstanding - basic	45,546			45,546

Earnings per share - diluted:
Net earnings	$0.16			$0.23
Weighted average shares outstanding - diluted	46,374			46,374

(a)	The adjustment represents expenses for FAS123R adoption:

Cost of products and services	$463
Research and development	286
Selling, general and administrative	1,798
Total stock based compensation	$2,547

(b)

The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax, HP Communications and Synchronization Business,  the Agilent Technologies' Frequency and Timing Standards product line and Timing Solution Corporation.

(c)	The adjustment represents integration and restructuring charges related primarily to the Timing Solution Corporation acquisition.

(d)	The adjustment is the in-process research and development write-off for the Timing Solution Corporation purchase price allocation.

(e)

The adjustment represents the amortization of other intangibles related to the acquisition of Datum, TrueTime, Telmax, the HP Communications and Synchronization Business, the Agilent Technologies’ Frequency and Timing Standards product line and Timing Solution Corporation.

(f)	This adjustment is the tax impact of the above adjustments using the fiscal 2007 quarterly effective tax rate of 31.0%.

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Three months ended December 31, 2005
	GAAP	Adjustments		Non-GAAP

Net revenue:
Products	$44,727	—		$44,727
Services	3,182	—		3,182
Total net revenue	47,909	—		47,909
Cost of products and services:
Products	23,363	(122	)(a)	23,241
Services	1,656	(9	)(a)	1,647
Total cost of products and services	25,019	(131	)(a)	24,888
Amortization of purchased technology	960	(960	)(b)	—
Integration and restructuring charges	217	(217	)(c)	—
Gross Profit	21,713	1,308		23,021
Operating Expenses:
Research and development	4,578	(113	)(a)	4,465
Selling, general and administrative	13,882	(811	)(a)	13,071
Amortization of intangibles	119	(102	)(d)	17
Operating income	3,134	2,334		5,468
Interest income	1,756	—		1,756
Interest expense	(1,253)	—		(1,253)
Earnings before income taxes	3,637	2,334		5,971
Income tax provision	982	630	(e)	1,612
Net earnings	$2,655	$1,704		$4,359

Earnings per share - basic:
Net earnings	$0.06			$0.09
Weighted average shares outstanding - basic	46,092			46,092

Earnings per share - diluted:
Net earnings	$0.06			$0.09
Weighted average shares outstanding - diluted	46,884			46,884

(a)	The adjustment represents expenses for FAS123R adoption:

Cost of products and services	$131
Research and development	113
Selling, general and administrative	811
Total stock based compensation	$1,055

(b)

The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax, HP Communications and Synchronization Business, and the Agilent Technologies' Frequency and Timing Standards product line.

(c)	The adjustment represents integration and restructuring charges related primarily to the Agilent Technologies’ Frequency and Timing Standards product line.

(d)

The adjustment represents the amortization of other intangibles related to the acquisition of Datum, TrueTime, Telmax, the HP Communications and Synchronization Business and the Agilent Technologies' Frequency and Timing Standards product line.

(e)	This adjustment is the tax impact of the above adjustments using the fiscal 2006 quarterly effective tax rate of 27%.

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Six months ended December 31, 2005
	GAAP	Adjustments		Non-GAAP

Net revenue:
Products	$86,344	—		$86,344
Services	5,832	—		5,832
Total net revenue	92,176	—		92,176
Cost:
Products	44,468	(265	)(a)	44,203
Services	3,186	(19	)(a)	3,167
Total cost of products and services	47,654	(284	)(a)	47,370
Amortization of purchased technology	2,075	(2,075	)(b)	—
Integration and restructuring charges	343	(343	)(c)	—
Gross Profit	42,104	2,702		44,806
Operating Expenses:
Research and development	8,853	(234	)(a)	8,619
Selling, general and administrative	28,339	(1,830	)(a)	26,509
Amortization of intangibles	287	(200	)(d)	87
Operating income	4,625	4,966		9,591
Interest income	3,311	—		3,311
Interest expense	(2,491)	—		(2,491)
Earnings before income taxes	5,445	4,966		10,411
Income tax provision	1,417	1,291	(e)	2,708
Net earnings	$4,028	$3,675		$7,703

Earnings per share - basic:
Net earnings	$0.09			$0.17
Weighted average shares outstanding - basic	46,130			46,130

Earnings per share - diluted:
Net earnings	$0.09			$0.16
Weighted average shares outstanding - diluted	47,044			47,044

(a)	The adjustment represents expenses for FAS123R adoption:

Cost of products and services	$284
Research and development	234
Selling, general and administrative	1,830
Total stock based compensation	$2,348

(b)

The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax, HP Communications and Synchronization Business, and the Agilent Technologies' Frequency and Timing Standards product line.

(c)	The adjustment represents integration and restructuring charges related primarily to the Agilent Technologies' Frequency and Timing Standards product line.

(d)

The adjustment represents the amortization of other intangibles related to the acquisition of Datum, TrueTime, Telmax, the HP Communications and Synchronization Business and  the Agilent Technologies’ Frequency and Timing Standards product line.

(e)	This adjustment is the tax impact of the above adjustments using the fiscal 2006 quarterly effective tax rate of 26%.

SYMMETRICOM, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	December 31,	June 30,
	2006	2006

ASSETS
Current assets:
Cash and cash equivalents	$74,794	$82,193
Short-term investments	113,879	106,696
Accounts receivable, net	35,621	33,015
Inventories, net	33,367	30,717
Prepaids and other current assets	13,778	10,240
Total current assets	271,439	262,861
Property, plant and equipment, net	26,339	26,553
Goodwill, net	47,468	45,899
Other intangible assets, net	11,031	8,200
Deferred taxes and other assets	44,121	48,405
Note receivable from employee	500	500
Total assets	$400,898	$392,418

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10,749	$13,359
Accrued compensation	11,988	10,352
Accrued warranty	3,748	3,547
Other accrued liabilities	12,472	12,024
Current maturities of long-term obligations	1,382	1,286
Total current liabilities	40,339	40,568
Long-term liabilities	126,046	126,670
Deferred income taxes	334	619
Total liabilities	166,719	167,857
Stockholders' equity:
Common stock	183,739	181,696
Accumulated other comprehensive income	430	263
Retained earnings	50,010	42,602
Total stockholders' equity	234,179	224,561
Total liabilities and stockholders' equity	$400,898	$392,418